UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 12, 2015 (June 11, 2015)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Kathy A. Yearwood will be retiring from Shoe Carnival, Inc. (the “Company”) and resigning from her positions as Senior Vice President - Controller and Chief Accounting Officer (Principal Accounting Officer) on or about July 1, 2015.  Effective upon her departure, W. Kerry Jackson will resume serving as the Company's Principal Accounting Officer, in addition to his duties as Senior Executive Vice President, Chief Operating and Financial Officer and Treasurer. Mr. Jackson will not receive any additional compensation for performing these additional duties.

Mr. Jackson has been employed as Senior Executive Vice President, Chief Operating and Financial Officer and Treasurer since October 2012. From August 2004 to October 2012, Mr. Jackson served as Executive Vice President - Chief Financial Officer and Treasurer. From June 2001 to August 2004, Mr. Jackson served as Senior Vice President – Chief Financial Officer and Treasurer. From September 1996 to June 2001, Mr. Jackson served as Vice President – Chief Financial Officer and Treasurer. From January 1993 to September 1996, Mr. Jackson served as Vice President - Controller and Chief Accounting Officer. Prior to January 1993, Mr. Jackson held various accounting positions with us. Prior to joining us in 1988, Mr. Jackson was associated with a public accounting firm. He is a Certified Public Accountant.

Mr. Jackson does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Jackson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Shareholders on June 11, 2015. The following is a summary of the matters voted on at the meeting, as described in detail in the Company’s definitive Proxy Statement filed on May 1, 2015, and the voting results for each matter.

1.	The two nominees for director were elected to serve three-year terms expiring at the 2018 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Kent A. Kleeberger	18,531,710	78,388	6,288	1,014,490
Joseph W. Wood	18,523,119	86,978	6,289	1,014,490

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
18,176,130	198,495	241,761	1,014,490

3.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2015 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
19,060,130	260,634	310,112	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.

Dated: June 12, 2015	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President Chief Operating and Financial Officer and Treasurer

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